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                                               CONFORMED COPY -- NON-NEGOTIABLE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS AS SUCH TERM IS DEFINED IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF MAY 4, 1998 BY AND BETWEEN BANK ONE, TEXAS, N.A. AND THAYER EQUITY INVESTORS III, L.P.


                                PROMISSORY NOTE


$2,000,000                                                          May 4, 1998
Dallas, Texas

          FOR VALUE RECEIVED, each of the undersigned, ADVANCED TELEMARKETING CORPORATION ("Company"), a Nevada corporation and ATC COMMUNICATIONS GROUP, INC., a Delaware corporation (each a "Maker"), jointly and severally, HEREBY PROMISE TO PAY to the order of THAYER EQUITY INVESTORS III, L.P., a Delaware limited partnership ("Lender"), at its address at 1455 Pennsylvania Avenue, N.W., Suite 350, Washington D.C. 20004, or at such other place as Lender may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWO MILLION DOLLARS AND NO CENTS ($2,000,000.00) or, if less, the aggregate unpaid amounts drawn down on the Letter of Credit, upon the terms set forth below. All capitalized terms used but not otherwise defined herein have the meanings given to them in that certain Reimbursement and Indemnification Agreement dated as of May 4, 1998 by and among Makers and Lender (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "REIMBURSEMENT AGREEMENT").

1. PAYMENTS AND MATURITY. All amounts due under this Promissory Note shall be due and payable on demand, together with all losses, expenses and costs due under the Reimbursement Agreement. If any payment on this Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

2. SECURED NOTE. This Promissory Note is secured by a security interest in substantially all of Makers' assets, as evidenced by the Security Agreement and the Pledge Agreement.

3. OBLIGATIONS JOINT AND SEVERAL: SUCCESSORS AND ASSIGNS. The term "Maker" shall include each person and entity now or hereafter liable hereunder, whether as maker, principal, surety, guarantor, endorser or otherwise, each of whom shall be jointly, severally and primarily liable for all of the obligations set forth herein. This Promissory Note shall bind and inure to the benefit of the parties hereto and their respective successors and assigns

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4.   WAIVERS. Time is of the essence of this Promissory Note.  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Makers.

5. HEADINGS. All headings in this Note are for convenience of reference only and do not affect the meaning of any provision.

6. PARTIAL INVALIDITY. If any provision of this Note is at any time held to be invalid by any court of competent jurisdiction, such invalidity shall not effect the remaining provisions of this Note, which shall continue to be in full force and effect.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.


                              ATC  COMMUNICATIONS GROUP, INC.

                              "MAKER"


                              By:  /s/ Jerry L. Sims, Jr.
                                  ------------------------------------

                              Title: Senior Vice President
                                    ----------------------------------



                              ADVANCED TELEMARKETING CORPORATION

                              "MAKER"


                              By:  /s/ Jerry L. Sims, Jr.
                                  ------------------------------------

                              Title: Secretary
                                    ----------------------------------


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